UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 5, 2011

PolyMedix, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-51895	27-0125925
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

170 N. Radnor-Chester Road; Suite 300 Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(484) 598-2400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

On April 6, 2011 PolyMedix, Inc., a Delaware corporation, filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission to report matters related to the Offering, as defined in the Original 8‑K.  This Current Report on Form 8-K/A amends the Original 8-K to correct a scrivener’s error in the Underwriting Agreement dated April 5, 2011 by and between PolyMedix, Inc. and Cowen and Company, LLC filed as Exhibit 1.1 to the Original 8-K.  No other amendments to the Original 8-K are made.

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 5, 2011, PolyMedix, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC as representative for the several underwriters (collectively, the “Underwriters”) relating to an underwritten offering (the “Offering”) of 25 million units (the “Units”), each consisting of one share of common stock of the Company, par value $0.001 per share (the “Common Stock”) and one warrant to purchase one-half of a share of the Common Stock of the Company (the “Warrant”) at an exercise price of $0.80 per share, subject to adjustment.  The price to the public is $0.80 per Unit, and the Underwriters have agreed to purchase the Units from the Company pursuant to the Underwriting Agreement less underwriting discounts and commission of 6%, for a price of approximately $0.75 per Unit.

The Company has granted an option to the Underwriters to purchase up to 3.75 million additional Units, based upon the public offering price of $0.80 and after deducting the underwriting discount.  The Underwriters may exercise it their option to purchase additional Units at any time within 30 days after April 5, 2011.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-165814) filed with the Securities and Exchange Commission and declared effective on March 31, 2010.  A prospectus supplement relating to the Offering has been filed with the Securities and Exchange Commission on April 6, 2011.  The closing of the Offering is expected to take place on or about April 11, 2011, subject to the satisfaction of customary closing conditions.

The legal opinion and consent of Pepper Hamilton LLP relating to the Units is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company’s net proceeds from the sale of the Units offered pursuant to the Offering, after deducting the Underwriters’ discount and other offering expenses, will be approximately $18.6 million, or approximately $21.6 million if the Underwriters exercise in full its option to purchase 3.75 million additional Units.  The Company’s press release, dated April 6, 2011, announcing the pricing of the Offering, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:	The Exhibit Index annexed hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PolyMedix, Inc.

Date: April 7, 2011	By:	/s/ Edward F. Smith

Edward F. Smith Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1*	Underwriting Agreement dated April 5, 2011 by and between PolyMedix, Inc. and Cowen and Company, LLC

4.1**	Form of Series D Warrant

5.1**	Opinion of Pepper Hamilton LLP

23.1**	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

99.1**	Press Release of PolyMedix, Inc. dated April 6, 2011

* Filed herewith.

** Previously filed with the Current Report on Form 8-K filed by the Company on April 6, 2011.